HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805                                              HV-6776 - Premier Innovations(SM)

333-151805                                             HV-6778 - Premier Innovations(SM) (Series II)

Supplement dated June 14, 2010 to your Prospectus

FUND NAME CHANGE

BlackRock Fundamental Growth Fund, Inc. — Investor A

Effective on or about June 25, 2010 the following name change is made to your prospectus:

Old Name	New Name

BlackRock Fundamental Growth Fund, Inc. — Investor A	BlackRock Capital Appreciation Fund, Inc. — Investor A

As a result of the change, all references to the Old Name in your prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.